Exhibit 99.2

Better Diagnostics for Life Continuous Glucose Monitoring in Hospitalised and Quarantined Patients with COVID - 19 August 2020

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

- This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are subject to risks and uncertainties that could cause actual future results to differ materially from those expressed or implied by such statements. All statements, other than statements of historical fact, included in this presentation regarding development of our strategy, future operations, future financial position, projected costs, prospects, plans and objectives of management are forward-looking statements. Forward-looking statements may include, but are not limited to, statements about:

- any statements of the plans, strategies and objectives of management for future operations;
- any statements concerning proposed new products, services or developments;
- any statements regarding future economic conditions or performance;
- our ability to protect our intellectual property and operate our business without infringing upon the intellectual property rights of others;
- our estimates regarding the sufficiency of our cash resources and our need for additional funding;
- any statement that our business, financial condition and results of operations may be materially adversely affected by global health epidemics, including the recent COVID-19; and
- any statement regarding the effectiveness of our continuous temperature monitoring system to assist with the diagnosis and monitoring of symptoms of COVID-19 or the effectiveness of our continuous lactate monitoring system (CLM) to monitor disease progression in COVID -19 patients.
- The words "believe," "anticipate," "design," "estimate," "plan," "predict," "seek," "expect," "intend," "may," "could," "should," "potential," "likely," "projects," "continue," "will," and "would" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements reflect our current views with respect to future events, are based on assumptions and are subject to risks and uncertainties. We cannot guarantee that we actually will achieve the plans, intentions or expectations expressed in our forward-looking statements and you should not place undue reliance on these statements.
- There are a number of important factors that could cause our actual results to differ materially from those indicated or implied by forward-looking statements. These factors and the other cautionary statements made in this presentation should be read as being applicable to all related forward-looking statements whenever they appear herein. These and other risks and uncertainties are identified and described in more detail in our filings with the United States Securities and Exchange Commission, including, without limitation, our Annual Report on Form 10-K for the most recently completed fiscal year, our Quarterly Reports on Form 10-Q, and our Current Reports on Form 8-K. Except as required by law, we do not assume any obligation to update any forward-looking statement. We disclaim any intention or obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

NEMAURA MEDICAL
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3 Authors • Dr Moiz Khan, Pharm.D , MBA • Stephen Willmor, BSc

4 Overview This presentation highlights the potential applications and benefits of Continuous Glucose Monitoring (CGM) in monitoring disease progression and improving outcomes in patients infected with COVID - 19. The following areas have been looked at: - Recent reports of the effect of monitoring Glucose levels in COVID - 19 patients - Recent report of the usefulness of monitoring Lactate levels in COVID - 19 patients - Monitoring Glucose Levels in hospitalised and quarantined patients

5 Multi - centred study of 7,337 cases of COVID - 19 in Hubei Province, China, among which 952 had pre - existing T2D 1

6 Multi - centred study of 7,337 cases of COVID - 19 in Hubei Province, China, among which 952 had pre - existing T2D Summary: • Patients with T2D required more medical interventions and had a significantly higher mortality (7.8% versus 2.7%) and multiple organ injury than the non - diabetic individuals • Well - controlled BG (glycaemic variability within 3.9 to 10.0 mmol/L) was associated with markedly lower mortality compared to individuals with poorly controlled BG (upper limit of glycaemic variability exceeding 10.0 mmol/L) during hospitalization. Conclusion: Findings provide clinical evidence correlating improved glycaemic control with better outcomes in patients with COVID - 19 and pre - existing T2D.

7 The Chinese Centre for Disease Control and Prevention: largest case series to date of COVID - 19 2 Summary • The Chinese Centre for Disease Control and Prevention published the largest case series to date of coronavirus disease 2019 (COVID - 19) in mainland China (72,314 cases) . • The case fatality rate (CFR) was 49.0% among critical cases. • The CFR was elevated among those with pre - existing comorbid conditions; an increase of 7.3% for patients with diabetes. Conclusion: • Persons with diabetes are more at risk of fatality if contracting COVID - 19 than general population. As such routine monitoring of blood glucose and better control of diabetes could improve chances of survival.

8 Blood glucose monitoring are crucial for quarantined COVID - 19 patients 3 Summary: • Patients critically ill with COVID - 19 often have compromised lung function which can result in reduced oxygen levels and hypoxia. • COVID - 19 patients are likely to develop hyperglycaemia under such a persistent state of hypoxia • Acceleration in the anaerobic glycolysis process of glucose forms large amount of lactate in these cases. Conclusion: • Large proportion of COVID - 19 patients present with hyperglycaemia and increased blood lactate concentrations along with disease aggravation. • This study strongly suggests that adequate oxygen intake and blood glucose monitoring should be introduced for patients under home quarantine to manage / monitor their condition and prevent further deterioration.

9 Sheba Medical Centre - Government Hospital in Israel 4 Summary: • The care of diabetic patients with COVID - 19 in isolation presents a challenge in terms of staff exposure to potential infection. • To prevent patient - staff transmission, monitoring of glucose levels remotel y from outside the designated isolated rooms is required . Conclusion: • CGM system offers a novel tool for inpatient diabetes control in COVID - 19 isolation facilities and minimises the risk of staff exposure and burden.

10 Emerging Considerations for Remote Glucose Monitoring during the COVID - 19 Pandemic 5 Summary: • Changes in hospital patient care have been made to address critical supply shortages, most notably the lack of personal protective equipment (PPE) available to healthcare workers (HCW). • The traditional approach to care for patients with diabetes in the hospital is complex and requires portable glucose monitors for frequent point - of - care (POC) testing with finger sticks and associated technical and comfort limitations. • The emerging need to transition to CGM to care for patients with diabetes and COVID - 19 under extreme conditions has revealed the impracticality of the previously used (or ‘current’) glucose monitoring strategies in hospitals. • The appropriate implementation of CGM technology may significantly decrease the burden of glucose monitoring for patients and providers during and post the pandemic. Conclusion: • CGM is likely to become a widely accepted form of continuous monitoring in the hospital setting. During the pandemic, this technology can be used to immediately address the emerging needs for remote / self - monitoring when there is a high demand for both nursing staff and PPE.

11 Overall Conclusions • CGM can be used as part of a system to monitor disease progression in patients with COVID - 19. • People with diabetes are more prone to developing critical condition / dying after infection with COVID - 19 than general population so monitoring blood glucose levels to control their diabetes becomes more important than ever. • Up until recently CGM has mainly been used in non - healthcare environments. However due to the need for isolation / to reduce contact between staff and patients during the pandemic it has been used and shown to be effective in a hospital setting too.

12 References 1 Association of Blood Glucose Control and Outcomes in Patients with COVID - 19 and Pre - existing Type 2 Diabetes ( https://www.sciencedirect.com/science/article/pii/S1550413120302382 ) 2 Characteristics of and Important Lessons From the Coronavirus Disease 2019 (COVID - 19) Outbreak in China: Summary of a Report of 72 ௗ 314 Cases From the Chinese Center for Disease Control and Prevention ( https://jamanetwork.com/journals/jama/article - abstract/2762130 ) 3 From the insight of glucose metabolism disorder: Oxygen therapy and blood glucose monitoring are crucial for quarantined COVID - 19 patients ( https://www.ncbi.nlm.nih.gov/pmc/articles/PMC7151413/ ) 4 Remote Glucose Monitoring of Hospitalized, Quarantined Patients With Diabetes and COVID - 19 ( https://care.diabetesjournals.org/content/43/7/e75.full ) 5 Implementation of Continuous Glucose Monitoring in the Hospital: Emergent Considerations for Remote Glucose Monitoring During the COVID - 19 Pandemic ( https://journals.sagepub.com/doi/full/10.1177/ 1932296820932903 )